                                       UMC


                    ESSENTIAL TERMS FOR CAPACITY AND LOADING

14 February 2000


Rich Forte
Integrated Telecom Express, Inc.
2710 Walsh Ave
Santa Clara CA 95051

Dear Rich:

     As  requested,  this term sheet  outlines the  essentials of the
mutual commitments   between  Integrated  Telecom  Express,   Inc.  (ITeX)
and United Microelectronics Corporation (UMC) with respect to capacity and loading.

1. Subject to loading by IteX as described below, UMC will offer ITeX rights of first refusal to a [*] quantity of [*] wafers on the following [*] basis:

------------------------- ---------------------- ---------------------- ----------------------- ----------------------
        [*] Period                 [*]                    [*]                    [*]                     [*]
------------------------- ---------------------- ---------------------- ----------------------- ----------------------
------------------------- ---------------------- ---------------------- ----------------------- ----------------------
        Wafers per [*]              [*]                   [*]                    [*]                     [*]
------------------------- ---------------------- ---------------------- ----------------------- ----------------------

2. [*] wafer purchases will be at [*] pricing, and subject to [*] standard terms, conditions and forecasting. Unless otherwise agreed in writing, wafer quantities will be generally [*] from [*] with [*].

3. Conditioned upon ITeX compliance with its commitments to order from UMC during the period involved, UMC wafer prices to ITeX will be [*].

4. On a [*] basis during the period [*] to December 31, 2003, ITeX will offer to UMC purchase orders [*] or in [*] of [*] of the total ITeX foundry requirements for the relevant period(s).


CONFIDENTIAL                          -1-                    UMC(C)2000


* Certain Information in this exhibit has been omitted and filed separately with the commission. Confidential treatment has been requested with respect to the omitted portions under 17.C.F.R. section 200.80.80(b)(4), 200.83 and 230.406.

Term Sheet Outline
14 February 2000, page 2



5. This term sheet outlines all promises, representations and agreements between UMC and ITeX concerning capacity and loading, and there are no agreements, representations or promises concerning such matters other than as stated here.




AGREED:


Integrated Telecom Express, Inc.             United Microelectronics Corporation


  /s/ Rich Forte                                        /s/ Peter Chang
------------------------------               -----------------------------------
Rich Forte, President                        Peter Chang, CEO Foundry Operations